UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2022 (July 12, 2022)

CELANESE CORPORATION

 (Exact name of registrant as specified in its charter)

Delaware	001-32410	98-0420726
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 West Las Colinas Blvd. Suite 900N, Irving, TX 75039

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (972) 443-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	CE	The New York Stock Exchange
1.125% Senior Notes due 2023	CE /23	The New York Stock Exchange
1.250% Senior Notes due 2025	CE /25	The New York Stock Exchange
2.125% Senior Notes due 2027	CE /27	The New York Stock Exchange
0.625% Senior Notes due 2028	CE /28	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 12, 2022, Celanese Corporation (“Celanese”), its wholly-owned subsidiary Celanese US Holdings LLC (the “Issuer”), and certain subsidiaries of the Issuer (the “Subsidiary Guarantors” and, together with Celanese and the Issuer, the “Company Parties”), entered into an Underwriting Agreement with Citigroup Global Markets Limited, Deutsche Bank AG, London Branch, HSBC Bank plc, J.P. Morgan Securities plc and Merrill Lynch International, as representatives of the other several underwriters named in Schedule A thereto (collectively, the “Underwriters”), and the Underwriters, providing for the offer and sale by the Issuer of €1,000,000,000 aggregate principal amount of 4.777% Senior Notes due 2026 (the “2026 Notes”) and €500,000,000 aggregate principal amount of 5.337% Senior Notes due 2029 (the “2029 Notes” and, together with the 2026 Notes, the “Notes”). The offering of the Notes was registered under the Securities Act of 1933, as amended, and is being made pursuant to the Registration Statement on Form S-3, Reg. No. 333-236294, and the Prospectus included therein, filed by the Company Parties with the Securities and Exchange Commission (the “Commission”) on February 6, 2020, the related Prospectus Supplement dated July 12, 2022, and the Free Writing Prospectus accepted for filing by the Commission on July 12, 2022.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description
1.1	Underwriting Agreement, dated July 12, 2022, by and among Celanese US Holdings LLC, Celanese Corporation, the Subsidiary Guarantors, the several underwriters named therein, and Citigroup Global Markets Limited, Deutsche Bank AG, London Branch, HSBC Bank plc, J.P. Morgan Securities plc and Merrill Lynch International, as representatives of the other underwriters named therein.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION

By:	/s/ Michael R. Sullivan
Name:	Michael R. Sullivan
Title:	Vice President, Deputy General Counsel and Assistant Corporate Secretary

Date:	July 13, 2022